Vanguard Windsor™ Fund

Supplement Dated January 2, 2019, to the Prospectus and Summary Prospectus Dated February 26, 2018

Important Change to Vanguard Windsor Fund

Effective immediately, James Mordy has retired from Wellington Management Company LLP (Wellington Management) and no longer serves as a co-portfolio manager for Wellington Management’s portion of the Windsor Fund. All references to Mr. Mordy in the Prospectus and Summary Prospectus are hereby deleted in their entirety.

David W. Palmer will manage Wellington Management’s portion of the Windsor Fund.

The Fund’s investment objective, strategies, and policies remain unchanged.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 22 012019

Vanguard Windsor™ Funds

Supplement Dated January 2, 2019, to the Statement of Additional Information Dated February 26, 2018

Important Change to Vanguard Windsor Fund

Effective immediately, James Mordy has retired from Wellington Management Company LLP (Wellington Management) and no longer serves as a co-portfolio manager for Wellington Management’s portion of the Windsor Fund. All references to Mr. Mordy in the Statement of Additional Information are hereby deleted in their entirety.

David W. Palmer will manage Wellington Management’s portion of the Windsor Fund. The Fund’s investment objective, strategies, and policies remain unchanged.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 22D 012019